================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             e.DIGITAL CORPORATION
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             e.DIGITAL CORPORATION
          13114 Evening Creek Drive South, San Diego, California 92128

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To be Held November 3, 1999


TO THE STOCKHOLDERS OF
e.DIGITAL CORPORATION

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of e.Digital Corporation, a Delaware corporation (the "Company"), will be held at the Rancho Bernardo Inn, located at 17550 Bernardo Oaks Drive, San Diego, California 92128, on Wednesday, November 3, 1999, beginning at 2:00 p.m. local time. The Annual Meeting will be held for the following purpose:

     1. To elect directors of the Company to serve as directors until the annual meeting of stockholders to be held in 2000, until such directors' successor has been duly elected and qualified or until such directors have otherwise ceased to serve as directors.

     2. To ratify the appointment of Ernst & Young LLP as independent accountants for the Company for the fiscal year ending March 31, 2000.

     3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     The Board of Directors has fixed September 20, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company for ten (10) days prior to the Annual Meeting.

     We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

     STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                                             By Order of the
                                             Board of Directors

                                             /s/ ALFRED H. FALK
                                             ------------------
                                             ALFRED H. FALK
                                             President


San Diego, California                                 Telephone - (858) 679-1504
September 23, 1999                                    Facsimile - (858) 486-3922
                             e.Digital Corporation
                        13114 Evening Creek Drive South
                          San Diego, California 92128

                         ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held November 3, 1999

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of e.Digital Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 2:00 p.m., local time, on November 3, 1999, and any postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The telephone number of the Company is
(858) 679-1504 and its facsimile number is (858) 486-3922. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about September 20, 1999.

                             RECORD DATE AND VOTING

    September 20, 1999 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and any postponements or adjournments thereof. As of September 20, 1999, there were 112,907,971 shares of the Company's common stock, $.001 par value per share (the "Common Stock"), issued and outstanding. A total of 12,800 shares of preferred stock, $.001 par value per share (the "Preferred Stock"), were outstanding as of that date with 12,500 of such shares entitled to cast
129.76 votes per share or 1,622,023 votes in the aggregate. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting.

    Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote on any matter presented for consideration and action by the stockholders at the Annual Meeting. Each share of the Company's Series A Redeemable Convertible Preferred Stock (the "Series A Stock") is entitled to cast a number of votes equal to the number of shares of Common Stock into which the Preferred Stock is then convertible. Holders of the Company's 7% Series B Convertible Preferred Stock (the "Series B Stock") have no voting rights with respect to the matters presented. With respect to all matters other then the election of directors, the affirmative vote of a majority of the shares of the Company's Common Stock and Series A Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality of the votes of the shares of the Company's Common Stock and Series A Stock present in person or represented by proxy and entitled to vote on the election of directors. Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected. Unless otherwise instructed, proxies solicited by the Company will be voted "FOR" the nominees named herein for election as directors and "FOR" the ratification of the selection of Ernst & Young LLP to provide audit services to the Company for the fiscal year ending March 31, 2000.

    New York Stock Exchange Rules ("NYSE Rules") generally require that when shares are registered in street or nominee name, its member brokers must receive specific instructions from the beneficial owners in order to vote on certain proposals. However, the NYSE Rules do not require specific instructions in order for a broker to vote on the election of directors. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on any proposal that does require specific instructions, those shares will not be considered as present and entitled to vote with respect to that matter. Pursuant to Delaware law, a broker non-vote will not be treated as present or voting in person or by proxy on the proposal. A broker non-vote will have no effect for the purpose of determining whether a director has been elected.

    A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy, or by attending the Annual Meeting and voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy card.

                             ELECTION OF DIRECTORS

    The Company's bylaws state that the Board of Directors shall consist of not less than four nor more than seven members. The specific number of Board members within this range is established by the Board of Directors and is currently set at five. A Board of four directors, will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company's four nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders and such time as his or her successor is fully elected and qualified or until his or her earlier resignation, removal or death. The nominees have supplied the following background information to the Company:

Name                                   Age      Principal Occupation               Director Since
- ------------------------------------   ---      -----------------------------------       --------------

Alfred H. Falk                          44      President and Chief Executive              1997
                                                Officer of the Company since 1997

Robert Putnam                           41      Vice President and Secretary of the        1995
                                                Company since 1988

Walter "Skip" Matthews                  54      Retired Intel Corp. August 1, 1999         1999
                                                Manager Marketing Audio Applications,
                                                Flash Memory

Allen Cocumelli                         49      Chief Operating Officer of Simple          1999
                                                Network Communications Inc.
                                                since 1997

    Elwood G. Norris, currently Chairman and a director, is stepping down as Chairman and is not seeking reelection to the Board of Directors. Mr. Norris, with the consent of the Company, has reduced his management involvement since July 1998 when Mr. Falk was appointed Chief Executive Officer. Mr. Falk is the primary executive officer of the Company. Mr. Norris also cited personal reasons for his stepping down based upon his commitment to support his son's recent needs for long term medical treatment. Mr. Norris retains the position of Chief Technology Officer providing technical input on new products and technology.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES

MANAGEMENT

    Set forth below is certain information with respect to each of the nominees for the office of director, each director whose term of office will continue after the Annual Meeting and each executive officer and key employee of the
Company:

    Name                         Age       Position
    ----                         ----      --------
    Elwood G. Norris              62       Chairman of the Board, Chief Technology
                                           Officer and Director
    Alfred H. Falk                44       President, Chief Executive Officer and Director
    Robert Putnam                 41       Vice President, Secretary and Director
    Renee Warden                  35       Controller
    Norbert Daberko               42       Vice President Engineering(1)
    Walter "Skip" Matthews        54       Director
    Allen Cocumelli               49       Director
- --------------------------------

(1) Key Employee of the Company.

    Elwood G. Norris - Mr. Norris has been Chairman of the Board of Directors of the Company since 1988 and in August 1999 was appointed Chief Technology Officer. From 1988 to October 1995, he was President and Chief Executive Officer. From January 1997 to July 1998 he served again as Chief Executive Officer. Since 1980, Mr. Norris has also been a Director of American Technology Corporation ("ATC") and served as its President and Chief Executive Officer until February 1994. He is currently Chief Technology Officer of ATC. ATC is a publicly held consumer electronic products company. From August 1989 to August 1999, he served as director of Patriot Scientific Corporation ("Patriot") and served as Chairman and Chief Executive Officer until June 1994. From June 1995 until June 1996, when he was re-appointed Chairman, Mr. Norris served as temporary President and Chief Executive Officer of Patriot. Patriot is a public company engaged in the development of microprocessor technology and digital modem products. He is the primary inventor of the Company's digital recording technology. Mr. Norris devotes only part-time services to the Company, approximately ten hours per week.

    Alfred H. Falk - Mr. Falk was appointed President and a Director of the Company in January 1997 and on July 1, 1998 he was also appointed as Chief Executive Officer. From March, 1995, prior to his appointment as President, he served as Vice President, Business Development and Vice President of OEM and International Sales of the Company. Before joining the Company, Mr. Falk was with Resources Internationale where he served as Director of U.S. Sales from 1993 to 1995. From 1988 to 1993, Mr. Falk was the Manager of OEM Sales and Technology Licensing for Personal Computer Products, Inc. in San Diego. From 1978 to 1988 Mr. Falk held several management positions at DH Technology and was instrumental in its successful start up. Mr. Falk attended Palomar College in San Marcos and Foothill College in Los Altos, California.

    Robert Putnam - Mr. Putnam was appointed Secretary of the Company in March 1988, and Vice President in April 1993. He was appointed a Director of the Company in 1995. He served as a Director of ATC from 1984 to September 1997 and served as Secretary/Treasurer until February 1994, President and Chief Executive Officer from February 1994 to September 1997 and currently serves as Vice President, Investor Relations of ATC. He has also served as Secretary/Treasurer of Patriot since 1989 and from 1989 to March 1998 was a director of Patriot. Mr. Putnam obtained a B.A. degree in mass communications/advertising from Brigham Young University in 1983. Mr. Putnam devotes only part-time services to the Company, approximately twenty hours per week.

    Renee Warden - Ms. Warden was appointed Controller of the Company in June 1997. From November 1991 to June 1997 she was Accounting Manager for the Company. Ms. Warden obtained a B.S. degree in business accounting from the University of Phoenix in 1999. In March 1999 she was also appointed Chief Accounting

Officer, Treasurer and Secretary of ATC. Ms. Warden devotes only part-time service to the Company, approximately thirty hours per week.

     Norbert Daberko - Mr. Daberko was appointed Vice President of Engineering in 1994. Prior to his work with the Company, Mr. Daberko served as Project Manager for new product development, engineering testing, and product maintenance for Personal Computer Products, Inc. He has also served as Project Manager for a proprietary hardware development program, the system integration of a military proposal, as well as several other capacities at Electronic Data Systems, Inc. in Richardson, Texas. Mr. Daberko obtained his A.A. from Fullerton College in 1979 and a B.S. in Electrical Engineering from California Polytechnic University in 1982.

     Walter "Skip" Matthews - Dr. Matthews was appointed to the Board of Directors on August 1, 1999. From July 1974 until August 1999, Dr. Matthews was employed by Intel Corporation ("Intel") in various management capacities until his retirement in August 1999. Initially in charge of development of equipment for manufacturing at Intel, Dr. Matthews worked the last eight years marketing Intel's flash memory products. Dr. Matthews last position with Intel was senior Project Development Manager. Dr. Matthews obtained his B.S. in Chemistry from Duke University in 1966 and his Ph.D. in organic chemistry from Southern Illinois University in 1972. Prior to joining Intel in 1974, Dr. Matthews also completed a National Science Foundation Post-Doctoral Fellowship at Northwestern University.

     Allen Cocumelli - Mr. Cocumelli was appointed to the Board of Directors on August 25, 1999. Mr. Cocumelli has been General Counsel of Simple Network Communications Inc. ("Simplenet") since 1996 and Chief Operating Officer of Simplenet since November 1997. Prior to joining Simplenet, Mr. Cocumelli was in the private practice of law. From 1978 to 1986 Mr. Cocumelli served as a manager in the Components Manufacturing Group and as Director of Corporate Training and Development at Intel. Mr. Cocumelli obtained a B.S. degree in Industrial Psychology from the University of California, Los Angeles in 1972 and a J.D. from Thomas Jefferson University in 1991. Mr. Cocumelli is a member of the California Bar Association.

     For information concerning beneficial ownership of Common Stock by directors and executive officers, see "Security Ownership of Certain Beneficial Owners and Management" below. The Board of Directors met nine times during fiscal 1999.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

Committees of the Board

     During the fiscal year ended March 31, 1999 the Company had no committees of the Board of Directors due in part to the fact that until August 1999, there were no outside directors of the Company. The responsibilities typically associated with committees was performed by the entire Board. The Board of Directors intends to establish the following committees after the Annual
Meeting:

     Audit Committee - The Board intends to establish an Audit Committee to review the audit and control functions of the Company, the Company's accounting principles, policies and practices and financial reporting, the scope of the audit conducted by the Company's auditors, the fees and all non-audit services of the independent auditors and the independent auditors' opinion and letter of comment to management and management's response thereto.

     Compensation Committee - The Board intends to establish a Compensation Committee (the "Compensation Committee") to review and recommend to the Board the salaries, bonuses and prerequisites of the Company's executive officers. The Compensation Committee will also review and recommend to the Board any new compensation or retirement plans and administer the Company's 1992 and 1994 Stock Option Plans.

Director Compensation

     Stock Options - Directors have received in the past and may receive in the future stock options pursuant to the Company's stock option plans. No options were issued to non-employee directors during the fiscal year ended March 31, 1999.

     Standard Compensation - The Company has no other arrangements to pay any direct or indirect remuneration to any directors of the Company in their capacity as directors other than in the form of reimbursement of expenses for attending directors' or committee meetings.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth for the years ended March 31, 1999, 1998 and 1997, the cash compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company who received compensation in excess of $100,000 in that year (the "Named Executive Officers").

                           Summary Compensation Table

                                                                 Annual            Long Term
                                                              Compensation        Compensation
                                                           ------------------     ------------
             Name and                 Fiscal                                         Options         All Other
        Principal Position             Year      Salary      Bonus      Other     (# of Shares)     Compensation
        ------------------           -------    -------    --------    -------    -------------     ------------
Alfred H. Falk, President and        1999       $101,885      -0-         -0-        882,000            -0-
 Chief Executive Officer             1998       $ 84,307      -0-         -0-        648,316(3)         -0-
                                     1997       $ 80,936      -0-         -0-            -0-            -0-

Elwood G. Norris, Chairman and       1999       $ 60,607      -0-         -0-        592,500            -0-
 former Chief Executive Officer      1998       $ 68,666      -0-         -0-      1,457,500(2)         -0-
                                     1997       $105,788   $5,940(1)      -0-            -0-            -0-

- -------------------
(1) Represents bonus paid by issuance of 10,000 shares of Common Stock valued at $5,940.
(2) A total of 250,000 of these options were voluntarily canceled during fiscal 1998 to allow warrant exercise by prepaid warrant holders.
(3) A total of 148,316 of these options were voluntarily canceled during fiscal 1998 to allow warrant exercise by prepaid warrant holders.

Option Grants

Shown below is further information on grants of stock options to the Named Executive Officers reflected in the Summary Compensation Table shown above.

               Option Grants for Fiscal Year Ended March 31, 1999

                                                           Percent of Total
                                Number of                  Options Granted              Exercise            Expiration
         Name                Options Granted         to Employees in Fiscal Year          Price                Date
- ----------------------   -----------------------   --------------------------------   -------------   ----------------------
Alfred H. Falk                     482,000                     12.8%                     $0.0875             4/22/2003
                                   400,000 (1)                 10.5%                     $  0.10             1/15/2004
Elwood G. Norris                   192,500                      5.1%                     $ 0.875             4/22/2003
                                   400,000 (1)                 10.5%                     $  0.10             1/15/2004

- -------------------
(1)  These options vested 50% at issue and 50% after one year from issue.

Aggregated Option Exercises and Fiscal Year-end Values

     There were no options exercised by the Named Executive Officers during the fiscal year ended March 31, 1999. The following table provides information on unexercised options at March 31, 1999:

                         Fiscal Year-End Option Values

                                              Number of Unexercised                       Value of Unexercised
                                                   Options At                            In-the-Money Options At
                                                 March 31, 1999                              March 31, 1999
                                        --------------------------------------     --------------------------------------
Name                                       Exercisable         Unexercisable          Exercisable         Unexercisable
- ----                                    ------------------   -----------------     ------------------  ------------------
Alfred H. Falk                                   1,015,158             384,842               $ 76,175             $17,325
Elwood G. NorrisAlfred H. Falk                   1,375,000             425,000               $104,062             $30,438

     The Company has not awarded stock appreciation rights to any employee of the Company and has no long-term incentive plans, as that term is defined in Securities and Exchange Commission regulations. The Company has no defined benefit or actuarial plans covering any person.

Employment Agreements

     In September 1995, the Company entered into an employment agreement with Elwood G. Norris, the Company's Chairman. The employment agreement, as amended, provides for payment of a base salary of $68,000 per year. The employment agreement, which terminates on September 30, 1999, further provides that Mr. Norris (or his estate) shall continue to receive his base salary for a period of not longer than twelve months in the event Mr. Norris is unable to fulfill his duties due to mental or physical disabilities or death. Under terms of the employment agreement, Mr. Norris also is entitled to participate in the Company's bonus pool and health insurance plan. From time to time, Mr. Norris has waived certain compensation due him under this employment agreement and subsequent to March 31, 1999 agreed to a base salary of $68,000 per annum for the term of the agreement and waived any past amounts that may have been due under the terms of the agreement. There are no deferred amounts payable to Mr. Norris.

     In May 1999, the Company entered into an employment agreement with Alfred
H. Falk, the Company's President and Chief Executive Officer. The employment agreement provides for a base salary of $155,000 per year and certain bonuses as approved by the Board of Directors. The agreement is for a two year term. In the event of a non-voluntary termination other than for cause, the employee is entitled to six months severance payment. In the event of a change of control (a new owner controls more than 51% of the Company's Common Stock) and employee is terminated within 12 months of the change, other than cause, then the employee shall receive a termination payment equal to one year's then annual compensation.


              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

Common Stock

     The following security ownership information is set forth, as of September 20, 1999, with respect to certain persons or groups known to the Company to be beneficial owners of more than 5% of the Company's outstanding Common Stock and with respect to each director of the Company, each of the executive officers named in the Summary Compensation Table currently employed by the Company, and all current directors, nominees and executive officers as a group (six persons). Other than as set forth below, the Company is not aware of any other person who may be deemed to be a beneficial owner of more than 5% of the Company's Common Stock.

                                                     Amount and Nature of
Name and Address of Beneficial Owner(1)             Beneficial Ownership(2)   Percent of Class
- -------------------------------------------------   -----------------------   -----------------

Elwood G. Norris                                            3,859,838(3)            3.4%
Robert Putnam                                               1,250,000(4)              *
Alfred H. Falk                                              1,140,000(5)              *
Walter "Skip" Matthews                                          2,129                 *
Allen Cocumelli                                                 1,000                 *
All executive officers, directors and nominees
as a group (6 persons)                                      6,339,967(6)            5.3%

*  Less than 1%
- -------------------
(1) The address of each beneficial owner is 13114 Evening Creek Drive South, San Diego, California 92128.
(2) Unless otherwise noted, sole voting and dispositive power are possessed with respect to all shares of Common Stock owned.
(3) Includes 225,300 shares owned by ATC as a result of Mr. Norris' 26% ownership, options exercisable within 60 days to purchase 1,600,000 shares and warrants to purchase 1,500,000 shares. Excludes unvested options to purchase 200,000 shares.
(4) Includes options exercisable within 60 days to purchase 625,000 shares and warrants to purchase 500,000 shares. Excludes unvested options to purchase 125,000 shares.
(5)  Includes options exercisable within 60 days to purchase 930,316 shares.
     Excludes unvested options to   purchase 200,000 shares.
(6) Includes options exercisable within 60 days to purchase 3,464,500 shares, warrants on 2,000,000 shares and the 225,300 shares owned by ATC and attributable to Mr. Norris.

Preferred Stock

     The following security ownership information is set forth as of September 20, 1999, with respect to certain persons or groups known to the Company to be beneficial owners of more than 5% of the Company's outstanding Series A Stock and Series B Stock, the only classes of Preferred Stock outstanding. Other than as set forth below, the Company is not aware of any other person who may be deemed to be a beneficial owner of more than 5% of either class of the Company's Preferred Stock.

                                 Series A Stock

                                                       Amount and
                                                       Nature of                   Percent of
Name and address of Beneficial Owner           Beneficial Ownership(1)(3)            Class
- ------------------------------------        -----------------------------      -----------------

Canusa Trading Ltd.                                         5,000                    40%
W.A. Manuel, Director(2)
37 Reid Street, 2nd Flr., Armoury Bldg.
Hamilton, Bermuda

Neo Optics Ltd.                                             5,000                    40%
Douglas Tufts, Director(2)
1600-555 Burrard Street
Vancouver, B.C. V7X1S6 Canada

R. Kirk Avery                                               2,500                    20%
6121 Vista de la Mesa
La Jolla, California 92037

- --------------------
(1) Represents number of shares of Series A Stock, held as of September 20, 1999. At such date an aggregate of 12,500 shares of Series A Stock were issued and outstanding convertible into an aggregate of 1,622,023 shares of Common Stock.
(2) The Company believes that the representative named has the authority to vote the shares on behalf of the Series A Stock.
(3) The Company has no additional information regarding beneficial ownership of Common Stock by the holders of Series A Stock.

                                 Series B Stock

                                                   Amount and
                                                    Nature of                    Percent of
Name and address of Beneficial Owner         Beneficial Ownership(1)(3)            Class
- ------------------------------------        ---------------------------       ----------------
JNC Opportunity Fund Ltd.                               300                         100%
c/o Olympia Capital (Cayman) Ltd.
Thomas Davis, Director(2)
Williams House, 20 Reid Street
Hamilton, Bermuda

- --------------------
(1) Represents number of shares of Series B Stock, held as of September 20, 1999. At such date 300 shares of Series B Stock were issued and outstanding convertible into an aggregate of 2,033,753 shares of Common Stock.
(2) The Company believes that the representative named has the authority to vote the shares on behalf of the Series B Stock, however, these shares are nonvoting and therefore, will not be presented at the Annual Meeting.
(3) The Company has no additional information regarding beneficial ownership of Common Stock by the holder of Series B Stock.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers and persons who own more than 10% of the Common Stock to file initial reports of ownership (Forms 3) and reports of changes in ownership of Common Stock (Forms 4 and Forms 5) with the Securities and Exchange Commission.

     Based solely on a review of copies of such reports furnished to the Company and written representation that no other reports were required during the fiscal year ended March 31, 1999, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the Securities and Exchange Commission.

                              CERTAIN TRANSACTIONS

     Elwood Norris, the current Chairman of the Board of the Company, is also a Director of ATC. He is the owner of 2,934,634 shares of ATC (representing approximately 26% of its issued and outstanding capital). Commencing July 11, 1997, the Company jointly leased with ATC an aggregate of 12,925 square feet of engineering office space at 13114 Evening Creek Drive South, San Diego, California of which the Company occupies approximately 5,500 square feet at a cost of $6,800 per month. The Company believes that the terms of these arrangements are no less favorable than could be obtained from an independent and unaffiliated party.

     On June 12, 1998, the Company granted Mr. Norris a stock purchase warrant to purchase 1,500,000 shares of Common Stock at $0.10 per share until June 12, 2003 in consideration of Mr. Norris providing a limited personal guarantee (consisting of up to 200,000 shares of ATC stock owned by Mr. Norris) to facilitate the offering and sale by the Company of the Notes. The guarantee terminated when the notes were converted to common stock in February 1999. The Company also granted to Robert Putnam a stock purchase warrant to purchase 500,000 shares at $0.10 per share until June 12, 2003 in consideration of Mr. Putnam providing purchasers of the Notes an option to purchase up to 25,000 shares of ATC stock owned by him. The Company believes the Company would have been unable to obtain the Note financing without the inducement provided by Mr. Norris and Mr. Putnam.

     Conflicts of Interest. Certain conflicts of interest now exist and will continue to exist between the Company and its officers and directors due to the fact that they have other employment or business interests to which they devote some attention and they are expected to continue to do so. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company and its management or management-affiliated entities. There can be no assurance that members of management will resolve all conflicts of interest in the Company's favor. The officers and directors are accountable to the Company as fiduciaries, which means that they are legally obligated to exercise good faith and integrity in handling the Company's affairs. Failure by them to conduct the Company's business in its best interests may result in liability to them.

     Ms. Warden is Chief Accounting Officer, Treasurer and Secretary of ATC a company effectively controlled by Mr. Norris. The possibility exists that this relationship could affect Ms. Warden's independence as an officer of the Company. The Company believes that this conflict will be resolved due to Mr. Norris' decision not to stand for re-election as a director and to step down as Chairman of the Board. Mr. Norris and Ms. Warden are obligated to perform their duties in good faith and to act in the best interest of the Company and its stockholders, and any failure on their part to do so may constitute a breach of their fiduciary duties and expose them to damages and other liability under applicable law. While the directors and officers are excluded from liability for certain actions, there is no assurance that Mr. Norris or Ms. Warden would be excluded from liability or indemnified if they breached their loyalty to the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     For the 1999 fiscal year, Ernst & Young LLP provided audit services which included examination of the Company's annual financial statements, timely review of unaudited quarterly financial information and assistance and consultation in connection with the Company's registration statements on Form S-3 and Form S-8 filed with the Commission. Audit services were provided with the approval of the Board of Directors which, among other things, considered the independence of the public accountants. Arrangements for non-audit services, if any, are made by management with the knowledge of the Board of Directors. The Board has selected Ernst & Young LLP to provide audit services to the Company for the fiscal year ending March 31, 2000. The stockholders are being requested to ratify such selection at the Annual Meeting.

                DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR
                              2000 ANNUAL MEETING

     Any proposal relating to a proper subject which an eligible stockholder may intend to present for action at the Company's 2000 Annual Meeting of Stockholders and which such stockholder may wish to have included in the proxy material for such meeting in accordance with the provisions of Rule 14a-8 promulgated under the Exchange

Act must be received as far in advance of the meeting as possible in proper form by the Secretary of the Company at 13114 Evening Creek Drive South, San Diego, California 92128 and in any event not later than May 27, 2000. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

                      OTHER BUSINESS OF THE ANNUAL MEETING

     Management is not aware of any matters to come before the Annual Meeting or any postponement or adjournment thereof other than the election of directors and the ratification of accountants. However, inasmuch as matters of which Management is not now aware may come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto, provided that, to the extent the Company becomes aware a reasonable time before the Annual Meeting of any matter to come before such meeting, the Company will provide an opportunity to vote by proxy directly on such matter. Upon receipt of such proxies in time for voting, the shares represented thereby will be voted as indicated thereon and as described in this Proxy Statement.

                                 MISCELLANEOUS

     The solicitation of proxies is made on behalf of the Company and all the expenses of soliciting proxies from stockholders will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees may communicate with stockholders personally or by mail, telephone, telegram, or otherwise for the purpose of soliciting such proxies, but in such event no additional compensation will be paid to any such persons for such solicitation. The Company will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by such persons.

                                        By Order of the Board of Directors

                                        /s/ ALFRED H. FALK
                                        ------------------
                                        Alfred H. Falk
San Diego, California                   President and Chief Executive Officer
September 23, 1999
                             e.Digital Corporation
          This Proxy is solicited on behalf of the Board of Directors
                      1999 ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held November 3, 1999


     The undersigned stockholder of e.Digital Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 20, 1999, and hereby appoints Alfred H. Falk and Robert Putnam, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Stockholders of e.Digital Corporation, to be held on November 3, 1999, at 2:00 p.m., local time, at the Rancho Bernardo Inn, located at 17550 Bernardo Oaks Drive, San Diego, California 92128, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. ELECTION OF DIRECTORS: ___ FOR all nominees listed below ___ WITHHOLD AUTHORITY to vote
                              (except as indicated)             for all nominees listed below

     If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the following list:

   Alfred H. Falk, Robert Putnam, Walter "Skip" Matthews and Allen Cocumelli



2. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP, AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2000:

           ___ FOR              __ AGAINST              __ ABSTAIN

     and, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment thereof.


                          (Continued on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION AND NO ABSTENTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP, AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TELEPHONE NUMBER OF THE COMPANY IS (858) 679-1504 AND ITS FACSIMILE NUMBER IS (858) 486-3922.

                                        DATED:-------------------, 1999


                                        ----------------------------------------
                                                      Signature



                                        ----------------------------------------
                                                      Signature

                                        (This Proxy should be marked, dated and
                                        signed by the stockholder(s) exactly as
                                        his or her name appears hereon, and
                                        returned promptly in the enclosed
                                        envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign).



                                        [___] I PLAN TO ATTEND THE MEETING



                             ---------------------
                               Attach label here
                             ---------------------

                  Even if you plan to join us at the meeting,

                                  Please. . .

   Sign, date, and return your proxy in the enclosed, postage paid envelope.


                                   Thank You